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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                AUGUST 26, 2004
                Date of Report (Date of earliest event reported)

                              MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

                                   000-30973
                            (Commission File Number)

                                   38-3516922
                    (I.R.S. Employer Identification Number)

                             102 East Front Street
                             Monroe, Michigan 48161
          (Address of principal executive offices, including zip code)

                                 (734) 241-3431
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

Effective August 26, 2004, the Board of Directors of MBT Financial Corp. amended its Bylaws to provide for a number of MBT Financial Corp. directors of not less than five nor more than twelve with the number of directors within those limits to be fixed and determined from time to time by the majority vote of the directors. Vacancies may be filled by appointment by the remaining directors. Prior to this amendment, MBT Financial Corp.'s Bylaws provided for ten directors unless otherwise determined by a majority vote of the directors.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit                 Description

  3                     Bylaws Amendments



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MBT FINANCIAL CORP.

Date: August 31, 2004
                                         /s/ John L. Skibski
                                         --------------------------------
                                         John L. Skibski
                                         Executive Vice President & CFO

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                                  EXHIBIT INDEX

Exhibit Number             Description
     3                     Bylaws Amendments